UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

INFRASTRUCTURE DEVELOPMENTS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52936	27-1034540
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

299 S. Main Street, 13th floor, Salt Lake City, Utah  84111

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (801) 488-2006

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

(a) On August 4, 2011, upon the authorization and approval of its board of directors, Infrastructure Developments Corp. (the “Company”) dismissed Konstandinos Jerry Georgatos, Certified Public Accountant (“Georgatos”) as its independent registered public accounting firm.

The report of Georgatos on the consolidated financial statements of the Company as of and for the years ended June 30, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Between May 18, 2010 (the date of engagement) and August 4, 2011 (the date of dismissal) there were no disagreements with Georgatos on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Georgatos, would have caused Georgatos to make reference to the subject matter of the disagreement in its review of the Company’s consolidated financial statements for the years ended June 30, 2010 and 2009.

The Company has requested that Georgatos furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 8, 2011, is filed herewith as Exhibit 16.

(b)  On August 4, 2011, upon the authorization and approval of the board of directors, the Company engaged Pinaki & Associates LLC (“Pinaki”) as its independent registered public accounting firm.

No consultations occurred between the Company and Pinaki during the years ended June 30, 2010 and 2009 and through August 4, 2011, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K or reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is attached as part of this report:

Exhibit

 Page

No.

 No.

Description

16

  Attached

Letter from Georgatos to the Securities and Exchange Commission

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Date: August 9, 2011

Infrastructure Developments Corp.

/s/ Thomas R. Morgan

Name:

Thomas R. Morgan

Title:

Chief Executive Officer and Director

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